

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Pension Partners 1991-B, Ltd's balance sheet and statement of operations con-
tained in its Form 10-K for the year ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              Dec-31-1996
<PERIOD-END>                                   Dec-31-1996
<CASH>                                         429,657
<SECURITIES>                                   0
<RECEIVABLES>                                  16,136
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               445,793
<PP&E>                                         3,032,163
<DEPRECIATION>                                 (2,362,406)
<TOTAL-ASSETS>                                 1,115,550
<CURRENT-LIABILITIES>                          5,548
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     1,110,002
<TOTAL-LIABILITY-AND-EQUITY>                   1,115,550
<SALES>                                        395,976
<TOTAL-REVENUES>                               396,780
<CGS>                                          0
<TOTAL-COSTS>                                  176,344<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                154,225
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            154,225
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   154,225
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1> Includes lease operating expenses, production taxes and depreciation and depletion and amortization expense. Excludes general and administrative and interest expense.


